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                                                                    Exhibit 10.1







                       MANAGEMENT STOCKHOLDERS' AGREEMENT





















                          Dated as of December 3, 1998







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                                      TABLE OF CONTENTS

SECTION                                                                                                     PAGE



1. RESTRICTIONS ON TRANSFER OF COMMON STOCK..................................................................2

         1.1. GENERAL RESTRICTION ON TRANSFER................................................................2
         1.2. PERMITTED TRANSFEREES..........................................................................3

2. SALES OF COMMON STOCK TO HOLDINGS; CANCELLATION OF OPTIONS................................................4

         2.1. THE MANAGEMENT STOCKHOLDERS'RIGHTS.............................................................4
         2.2. NOTICE.........................................................................................5
         2.3. PAYMENT........................................................................................5

3. HOLDINGS'RIGHTS TO PURCHASE FROM MANAGEMENT STOCKHOLDERS SHARES OF COMMON STOCK AND TO
         CANCEL OPTIONS......................................................................................6

         3.1. HOLDINGS'RIGHTS................................................................................6
         3.2. NOTICE.........................................................................................6
         3.3. PAYMENT........................................................................................7

4. TAG-ALONG AND DRAG-ALONG RIGHTS...........................................................................8

         4.1. TAG-ALONG RIGHTS...............................................................................8
         4.2. DRAG-ALONG RIGHTS..............................................................................9

5. TAX LIABILITY LOANS; ADDITIONAL OFFERINGS................................................................10

         5.1. TAX LIABILITY LOANS...........................................................................10
         5.2. ADDITIONAL OFFERINGS..........................................................................11

6. PURCHASE PRICE...........................................................................................11

         6.1. APPRAISAL.....................................................................................11
         6.2. FAIR MARKET VALUE.............................................................................12
         6.3. NOTICE TO STOCKHOLDERS........................................................................13
         6.4. CARRYING VALUE................................................................................13

7. PROHIBITED PURCHASES.....................................................................................13


8. SALES TO THIRD PARTIES...................................................................................16

         8.1. GENERAL.......................................................................................16
         8.2. RIGHT OF FIRST REFUSAL........................................................................17
         8.3. INVOLUNTARY TRANSFERS.........................................................................18

9. ELECTION OF DIRECTORS....................................................................................19

         9.1. BOARD MAKE-UP.................................................................................19
         9.2. IRREVOCABLE PROXY.............................................................................19

10. TERMINATION OF RIGHTS AND OBLIGATIONS UNDER CERTAIN SECTIONS............................................19
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
11. STOCK CERTIFICATE LEGEND................................................................................19


12. COVENANTS; REPRESENTATION AND WARRANTIES................................................................21

         12.1. NEW MANAGEMENT STOCKHOLDERS..................................................................21
         12.2. NO OTHER ARRANGEMENTS OR AGREEMENTS..........................................................21

13. AMENDMENT AND MODIFICATION..............................................................................22


14. PARTIES.................................................................................................22

         14.1. ASSIGNMENT BY HOLDINGS.......................................................................22
         14.2. ASSIGNMENT GENERALLY.........................................................................23
         14.3. TERMINATION..................................................................................23
         14.4. AGREEMENTS TO BE BOUND.......................................................................23

15. RECAPITALIZATIONS, EXCHANGES, ETC. AFFECTING THE COMMON STOCK...........................................24


16. TRANSFER OF COMMON STOCK................................................................................24


17. FURTHER ASSURANCES......................................................................................25


18. GOVERNING LAW...........................................................................................25


19. INVALIDITY OF PROVISION.................................................................................25


20. NOTICES.................................................................................................25


21. HEADINGS; EXECUTION IN COUNTERPART......................................................................27


22. EFFECTIVENESS OF VOTING AGREEMENTS......................................................................27


23. ENTIRE AGREEMENT........................................................................................27


24. INJUNCTIVE RELIEF.......................................................................................28


25. DEFINED TERMS...........................................................................................28

         25.1. AFFILIATE....................................................................................28
         25.2. CARRYING VALUE...............................................................................28
         25.3. CAUSE........................................................................................29
         25.4. CHANGE IN CONTROL............................................................................29
         25.5. CLOSING DATE.................................................................................30
         25.6. DISABILITY...................................................................................30
         25.7. EXCHANGE ACT.................................................................................30
         25.8. EXERCISABLE OPTIONS..........................................................................30
         25.9. FAIR MARKET VALUE............................................................................30
         25.10. GOOD REASON.................................................................................30
         25.11. INVOLUNTARY TRANSFER........................................................................31
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
         25.12. MAJORITY MANAGEMENT STOCKHOLDERS............................................................31
         25.13. MERGER; MERGER AGREEMENT....................................................................31
         25.14. PERMITTED ASSIGNEE..........................................................................31
         25.15. PERSON......................................................................................32
         25.16. PRINCIPAL STOCKHOLDER.......................................................................32
         25.17. ROLL-OVER OPTIONS...........................................................................32
         25.18. ROLL-OVER SHARES............................................................................32
         25.19. TRANSFER....................................................................................32
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                       MANAGEMENT STOCKHOLDERS' AGREEMENT


     This MANAGEMENT STOCKHOLDERS' AGREEMENT (this "Agreement"), dated as of December 3, 1998, by and among TransDigm Holding Company, a Delaware corporation ("Holdings"), Odyssey Investment Partners Fund, LP ("Odyssey"), and those employees of TransDigm Inc. ("TransDigm") listed on Schedule A attached hereto (such employees, together with any persons who become parties to this Agreement pursuant to Section 12.1 of this Agreement and each of their respective Permitted Transferees, are referred to herein, collectively, as the "Management Stockholders"). Schedule A shall be updated from time to time to include each Management Stockholder who becomes a party to this Agreement after the date hereof. Odyssey and the Management Stockholders are hereinafter referred to collectively as the "Stockholders."

                                    RECITALS

     In connection with that certain Agreement and Plan of Merger, dated as of August 3, 1998, between Phase II Acquisition Corp. and Holdings, as amended (the "Merger Agreement"), as of the date of consummation of the Merger (as defined in the Merger Agreement, the "Closing Date"), each Management Stockholder listed on Schedule B attached hereto holds certain options to purchase shares of common stock of Holdings, $0.01 par value per share (the "Common Stock"), as set forth on Schedule B attached hereto, which options were held by such Management Stockholder immediately prior to the Merger and which options shall be exercisable in full and remain outstanding immediately following the Merger (the "Roll-Over Options"). Each Management Stockholder's Roll-Over Options will remain subject to the terms of the TransDigm Holding Company 1994 Stock Incentive Plan, as the same may be amended


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from time to time (the "1994 Plan"), and shall be augmented by the provisions of the applicable Option Roll-Over/Cancellation Agreement executed by such Management Stockholder and the provisions of this Agreement. In addition, effective as of the Closing Date, Holdings is granting to certain employees, options to purchase Common Stock pursuant to the terms of the 1998 Stock Option Plan of TransDigm Holding Company, as amended from time to time (the "1998
Plan") and an Incentive Stock Option Agreement between Holdings and such Management Stockholder, and Holdings may in the future grant additional options to purchase Common Stock to certain employees.

     As used in this Agreement, "Options" shall mean all options to purchase Common Stock granted to or held by a Management Stockholder at any time when this Agreement is in effect (including, where applicable, Roll-Over Options). Capitalized terms used herein without definition elsewhere in this Agreement are defined in Section 25.

     NOW, THEREFORE, in consideration of the mutual covenants and obligations set forth in this Agreement, and to implement the foregoing, the parties hereto agree as follows:

                                    AGREEMENT

1.   RESTRICTIONS ON TRANSFER OF COMMON STOCK.

     1.1. GENERAL RESTRICTION ON TRANSFER. No shares of Common Stock now or hereafter owned by any Management Stockholder nor any interest therein nor any rights relating thereto may be Transferred, except for (a) Transfers to a Permitted Transferee pursuant to Section 1.2, (b) sales of shares of Common Stock to Holdings pursuant to Section 2 or 3 or (c) Transfers to a third party, Holdings or any Permitted Assignee of shares of Common Stock pursuant to, or otherwise permitted under, Section 8.

                                       2

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     1.2. PERMITTED TRANSFEREES.

          (a) TRUST, CORPORATION, PARTNERSHIP, ETC. Subject to Section 14.4, a Management Stockholder may Transfer any shares of Common Stock or any interest therein (i) for estate-planning purposes of such Management Stockholder and with the prior written consent of the Compensation Committee of the Board of Directors of Holdings (the "Committee"), which consent shall not be unreasonably withheld, to (x) a trust under which the distribution of the shares of Common Stock may be made only to beneficiaries who are such Management Stockholder, his or her spouse, his or her parents, members of his or her immediate family or his or her lineal descendants ("Permitted Family Members"), (y) a corporation the stockholders of which are only Permitted Family Members or (z) a partnership the partners of which are only Permitted Family Members or (ii) in case of his or her death, by will or by the laws of intestate succession, to his or her executors, administrators, testamentary trustees, legatees or beneficiaries (each such person and entity a "Permitted Transferee" and collectively, the "Permitted Transferees"); PROVIDED, HOWEVER, that in each such case, the shares of Common Stock so Transferred shall be subject to all provisions of this Agreement as though the transferring Management Stockholder were still the holder of such shares.

          (b) SECURITY AGREEMENTS. Subject to Section 14.4, a Management Stockholder may pledge any or all shares of Common Stock now or hereafter owned by him or her or grant a security interest therein to secure indebtedness of such Stockholder owing to a bank or other financial institution approved by Holdings so long as such indebtedness was incurred for the purpose of paying all or part of the purchase price of such shares of Common Stock or for the purpose of refinancing indebtedness incurred for such purpose, PROVIDED, HOWEVER, that any transferee pursuant to this Section 1.2(b) shall acquire only a security interest in such shares of

                                       3

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Common Stock entitling such transferee to the proceeds from any sale of such shares of Common Stock made in compliance with the terms of this Agreement and any proceeds of any distribution to stockholders on account of the stock in any liquidation as a result of any bankruptcy proceeding or the winding up of affairs of Holdings, but not title to such shares of Common Stock or any other rights incident thereto. The pledge agreements or other related financing agreements of any Management Stockholder shall be subject to, and acknowledge, the rights of Holdings and the other Stockholders set forth herein.

     2. SALES OF COMMON STOCK TO HOLDINGS; CANCELLATION OF OPTIONS.

     2.1. THE MANAGEMENT STOCKHOLDERS' RIGHTS.

          (a) Subject to all subsections of this Section 2 and Section 7, each of the Management Stockholders shall have the right to sell to Holdings, and Holdings shall have the obligation to purchase from such Management Stockholder, all, but not less than all, of such Management Stockholder's shares of Common Stock (including Roll-Over Shares, where applicable) held by such Management Stockholder for at least six months as of the date of such Management Stockholder's notice described in Section 2.2 at their Fair Market Value, if the employment of such Management Stockholder with Holdings or any of its subsidiaries is terminated as a result of (i) termination by Holdings or any such subsidiary without Cause, (ii) the death or Disability of such Management Stockholder or (iii) the resignation of such Management Stockholder for Good Reason.

          (b) Subject to all subsections of this Section 2 and Section 7, each of the Management Stockholders shall have the right to sell to Holdings, and Holdings shall have the obligation to purchase from such Management Stockholder, all or any portion of such Management Stockholder's shares of Common Stock (including Roll-Over Shares, where

                                       4

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applicable), held by such Management Stockholder for at least six months as of the date of such Management Stockholder's notice described in Section 2.2 at their Fair Market Value, if the employment of such Management Stockholder with Holdings or any of its subsidiaries is terminated as a result of the retirement of such Management Stockholder upon or after reaching the age of 65 or as otherwise defined in a written agreement between Holdings and such Management Stockholder ("Retirement").

     2.2. NOTICE. If any Management Stockholder desires to sell shares of Common Stock pursuant to Section 2.1, he or she (or his or her estate, trust, corporation or partnership, as the case may be) shall notify Holdings not more than 15 months after the effective date of such Management Stockholder's termination of employment (or such later date as mutually agreed to by such Management Stockholder and Holdings) and shall specify the number of shares of Common Stock such Management Stockholder owns, and the number of shares of Common Stock to be repurchased hereunder.

     2.3. PAYMENT.

     Subject to Section 7, payment for shares of Common Stock sold by a Management Stockholder pursuant to Section 2.1(a) or (b) shall be made on or prior to the date 30 days (or the first business day thereafter if the 30th day is not a business day) following the date of the receipt by Holdings of such Management Stockholder's notice described in Section 2.2; PROVIDED, HOWEVER, that if such payment is being made pursuant to Section 6.2(c), then such payment shall be made on or prior to the date that is 30 days (or the first business day thereafter if the 30th day is not a business day) following the date of the determination of Fair Market Value.

     Any payments required to be made by Holdings under this Section 2.3 (other than payments made under the terms of a note issued by Holdings pursuant to
Section 7) shall accrue

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simple interest at a rate per annum of 6% from the effective date of termination of employment of the relevant Management Stockholder to the date Holdings has paid in full for all of the shares of Common Stock. All payments of interest accrued hereunder (other than interest on any note issued by Holdings pursuant to Section 7) shall be paid only at the date of payment by Holdings for the shares of Common Stock being purchased.

3. HOLDINGS' RIGHTS TO PURCHASE FROM MANAGEMENT STOCKHOLDERS SHARES OF COMMON STOCK AND TO CANCEL OPTIONS.

     3.1. HOLDINGS' RIGHTS.

     Subject to all subsections of this Section 3 and Section 7, Holdings shall have the right to purchase from a Management Stockholder, and such Management Stockholder shall have the obligation to sell to Holdings, all, but not less than all, of such Management Stockholder's shares of Common Stock:

          (a) at the Fair Market Value of the shares of Common Stock to be purchased if such Management Stockholder's employment with Holdings or any of its subsidiaries is terminated either (i) as a result of (A) the termination by Holdings or any such subsidiary of such employment without Cause, (B) the death or Disability of such Management Stockholder or (C) the resignation of such Management Stockholder for Good Reason or without Good Reason; or (ii) with regard to Roll-Over Shares, for any reason; or

          (b) at the lesser of the Fair Market Value and the Carrying Value of the shares of Common Stock to be purchased if such Management Stockholder's employment with Holdings or any of its subsidiaries is terminated by Holdings or any such subsidiary for Cause.

     3.2. NOTICE. If Holdings desires to purchase shares of Common Stock from a Management Stockholder and/or to cancel Options pursuant to Section 3.1, it shall notify such Management Stockholder (or his or her estate, trust, corporation or partnership, as the case may be hereinafter, collectively with such Management Stockholder, the "Management Stockholder Parties") not more than 15 months after the effective date of the termination of such Management

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Stockholder's employment (or such later date as mutually agreed to by such
Management Stockholder and Holdings).

     3.3. PAYMENT. Subject to Section 7, payment for shares of Common Stock purchased by Holdings (including Roll-Over Shares) by reason of an event described in Section 3.1(a) shall be made on or prior to the date 30 days (or the first business day thereafter if the 30th day is not a business day) following the date of the receipt by such Management Stockholder Parties of Holdings' notice pursuant to Section 3.2; PROVIDED, however, that if such payment is being made pursuant to Section 6.2(c), then such payment shall be made on or prior to the date that is 30 days (or the first business day thereafter if the 30th day is not a business day) following the date of determination of Fair Market Value.

     Subject to Section 7, and in the sole discretion of the Committee, payment for shares of Common Stock purchased by Holdings (other than Roll-Over Shares) by reason of an event described in Section 3.1(b) shall be made as follows (or on a more accelerated schedule if the Committee so elects):

          (a) if the date of termination occurs prior to the third anniversary of the Closing Date, then one-third of the aggregate purchase price of the purchased shares shall be paid within 30 days following each of the third, fourth and fifth anniversaries of the Closing Date;

          (b) if the date of termination occurs on or after the third anniversary of the Closing Date and prior to the fourth anniversary of the Closing Date, then (x) two-thirds of the purchase price of the purchased shares shall be paid within 30 days following such fourth anniversary and
     (y) one-third of the purchase price of the purchased shares shall be paid within 30 days following the fifth anniversary of the Closing Date;

                                       7

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          (c) if the date of termination occurs on or after the fourth anniversary of the Closing Date and prior to the fifth anniversary of the Closing Date, then the purchase price of the purchased shares shall be paid within 30 days following such fifth anniversary; and

          (d) if the date of termination occurs on or after the fifth anniversary of the Closing Date, then the purchase price of the purchased shares shall be paid contemporaneously with the surrender of the certificates representing the purchased shares and evidence of cancellation of such Options.

     Any payments based on Fair Market Value required to be made by Holdings under this Section 3.3 (other than payments made under the terms of a note issued by Holdings pursuant to Section 7) shall accrue simple interest at a rate per annum of 6% on the amounts not paid from the date of termination of employment to the date Holdings makes such payments. All payments of interest accrued hereunder (other than interest on any note issued by Holdings pursuant to Section 7) shall be paid only at the date or dates of payment by Holdings for the shares of Common Stock being purchased.

4.   TAG-ALONG AND DRAG-ALONG RIGHTS.

     4.1. TAG-ALONG RIGHTS. Odyssey may not sell any shares of Common Stock to one or more third parties if such shares, together with all shares of Common Stock previously sold by Odyssey to one or more third parties, would represent more than 15% of the aggregate number of shares of Common Stock held by Odyssey immediately after the Closing Date (as adjusted to reflect any stock dividend, split, reverse split, combination, recapitalization, reclassification of shares or capital contributions), UNLESS each Management Stockholder is offered a PRO RATA right (calculated by reference to the aggregate number of shares of Common Stock held, and shares of

                                       8

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Common Stock underlying Roll-Over Options held, by each Management Stockholder at the time of such sale) to participate in such sale for a purchase price per share of Common Stock and on other terms and conditions not less favorable to such Management Stockholder than those applicable to Odyssey. For the purposes of this Section 4.1, a sale to a "third party" shall not include a sale to any Permitted Assignee, a sale pursuant to an effective registration statement (a "Registration Statement") under the Securities Act of 1933, as amended (the "Securities Act") or a sale pursuant to Rule 144 under the Securities Act.

     4.2. DRAG-ALONG RIGHTS. If Odyssey proposes to sell to one or more third parties shares of Common Stock which, together with all shares of Common Stock previously sold by Odyssey to one or more third parties, would represent more than 15% of the aggregate number of shares of Common Stock held by Odyssey immediately after the Closing Date (as adjusted to reflect any stock dividend, split, reverse split, combination, recapitalization, reclassification of shares or capital contributions), then, if requested by Odyssey, each Management Stockholder shall be required to join Odyssey in such sale on a PRO RATA basis (calculated by reference to the aggregate number of shares of Common Stock held by, and shares of Common Stock underlying Roll-Over Options held by, each Management Stockholder at the time of such sale) for a purchase price per share of Common Stock and on other terms and conditions not less favorable to each Management Stockholder than those applicable to Odyssey. For the purposes of this Section 4.2, a sale to a "third party" shall not include a sale to any Permitted Assignee or a sale pursuant to a Registration Statement.

5.   TAX LIABILITY LOANS; ADDITIONAL OFFERINGS.

     5.1. TAX LIABILITY LOANS. If a Management Stockholder holds Exercisable Options on the date of his or her termination of employment with Holdings for any reason other than

                                       9

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termination for Cause or resignation without Good Reason, and within 15 days following the date of such termination of employment such Management Stockholder notifies Holdings that he or she desires to exercise a specified portion of such Exercisable Options (the "Specified Options"), Holdings shall, or shall cause an Affiliate of Holdings to, lend to such Management Stockholder within 30 days after Holdings' receipt of such notice from such Management Stockholder an amount equal to the aggregate exercise price payable with respect to the Specified Options and the aggregate federal, state and local income tax liability, including any alternative minimum tax obligations, that will actually be incurred by such Management Stockholder as a result of his or her exercise of the Specified Options in accordance with such notice, except as otherwise provided in a written agreement between such Management Stockholder and Holdings. Any such loan pursuant to this Section 5.1 shall be pursuant to the terms of a recourse promissory note or notes which (i) shall be payable in full no later than the date on which the Management Stockholder receives payment from Holdings for the repurchase of the shares acquired upon exercise of the Specified Options, (ii) shall bear interest at the applicable federal mid-term rate determined pursuant to Section 1274(d) of the Internal Revenue Code of 1986, as amended, (iii) shall provide that any interest due on such loan shall be converted into principal and shall not be payable currently as it is accrued, but rather shall be payable when the underlying shares are repurchased by Holdings and (iv) which shall be in a form acceptable to Holdings' (or its Affiliate's) lenders under the terms of the Financing Documents. The parties hereto agree that to the extent any of the foregoing provisions of this Section
5.1 result in adverse accounting consequences to Holdings, such provisions shall be modified in a manner mutually acceptable to the affected parties hereto.

     5.2. ADDITIONAL OFFERINGS.

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     In the event that Odyssey desires to purchase shares of Common Stock from
Holdings in an offering that is not required to be registered under the Securities Act (a "Private Offering"), Holdings shall also offer each Management Stockholder a PRO RATA right to participate in such Private Offering (calculated by reference to the aggregate number of shares of Common Stock held by, and shares of Common Stock underlying Roll-Over Options held by, each Management Stockholder at the time of such Private Offering) for a purchase price per share of Common Stock and on other terms and conditions not less favorable to such Management Stockholder than those applicable to Odyssey.

6.   PURCHASE PRICE.

     6.1. APPRAISAL. Holdings shall engage, from time to time, but not less often than once with respect to every fiscal year commencing with the fiscal year ending on September 30, 1999, and not later than 90 days after the end of each fiscal year, an independent valuation consultant or appraiser of recognized national standing reasonably satisfactory to Odyssey (the "Appraiser") to appraise the Fair Market Value of the shares of Common Stock as of the last day of the fiscal year then most recently ended or, at the request of Holdings, as of any more recent date (the "Appraisal Date") and to prepare and deliver a report to Holdings describing the results of such appraisal (the "Appraisal").

     6.2. FAIR MARKET VALUE.

          (a) The "Fair Market Value" of a share of Common Stock determined for purposes of Section 2 and 3 hereof shall be (i) the fair market value of the entire Common Stock equity interest of Holdings taken as a whole, without additional premiums for control or discounts for minority interests or restrictions on transfer, divided by (ii) the number of outstanding shares of Common Stock, calculated on a fully-diluted basis. Except as set forth in

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subsections (b) and (c) of this Section 6.2, the Fair Market Value of any share of Common Stock shall be calculated with reference to the most recent Appraisal and as of the most recent Appraisal Date prior to the termination of the relevant Management Stockholder's employment (or as of the first Appraisal and the first Appraisal Date in the event that such termination occurs prior to September 30, 1999).

          (b) For the purposes of Section 8.3, the Fair Market Value of any share of Common Stock shall be calculated with reference to the most recent Appraisal and as of the most recent Appraisal Date prior to the date of the Involuntary Transfer.

          (c) Beginning with the fiscal year commencing October 1, 1999, if the effective date of termination of the relevant Management Stockholder's employment is on or after the first day of the seventh month of any fiscal year, the Fair Market Value of any share of Common Stock shall equal the Appraisal determined as of the most recent Appraisal Date prior to the effective date of such termination of employment (the "Prior Appraisal Date"), plus (or minus) the product of (A) the increase (or decrease) in the Fair Market Value from such Prior Appraisal Date to the Appraisal Date next following the effective date of such termination of employment and (B) a fraction, the denominator of which is the number of days in the period between the Appraisal Dates immediately preceding and following the effective date of such termination of employment and the numerator of which is the number of days elapsed from the Prior Appraisal Date through the effective date of such termination of employment.

     6.3. NOTICE TO STOCKHOLDERS. Promptly after receipt of each Appraisal, Holdings shall deliver to each Management Stockholder a copy of the letter as to value included with the Appraisal.

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     6.4. CARRYING VALUE. For the purposes of this Agreement, the "Carrying
Value" of any share of Common Stock being purchased by Holdings shall be equal to the price paid by the selling Management Stockholder for any such share plus simple interest at a rate per annum equal to 6% which shall be deemed to be the carrying cost, from the date of the purchase of such share by the selling Management Stockholder through the date of such purchase by Holdings, less the amount of dividends paid to such Management Stockholder in respect of such share (to the extent that the amount of such dividends does not exceed such simple interest).

7. PROHIBITED PURCHASES. Notwithstanding anything to the contrary herein, Holdings shall not be permitted or obligated to purchase any shares of Common Stock from a Management Stockholder hereunder to the extent (a) Holdings is prohibited from purchasing such shares by applicable law or by any debt instruments or agreements, including any amendment, renewal, extension, substitution, refinancing, replacement or other modification thereof (the "Financing Documents") entered into by TransDigm or Holdings in connection with the Merger or thereafter, (b) a default has occurred under any Financing Document and is continuing, (c) the purchase of such shares would, or in the opinion of the Committee might, result in the occurrence of an event of default under any Financing Document or create a condition which would or might, with notice or lapse of time or both, result in such an event of default or (d) the purchase of such shares would, in the reasonable opinion of the Committee, be imprudent in view of the financial condition (present or projected) of TransDigm and/or Holdings or the anticipated impact of the purchase of such shares on TransDigm's and/or Holdings' ability to meet their respective obligations under any Financing Document. If shares of Common Stock which Holdings has the right or obligation to purchase on any date exceed the total amount permitted to be purchased on such date pursuant to the preceding sentence (the "Maximum Amount"),

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Holdings shall purchase on such date only that number of shares of Common Stock up to the Maximum Amount (and shall not be required to purchase more than the Maximum Amount) in such amounts as the Committee shall determine in good faith applying the following order of priority:

          (a) First, the shares of Common Stock of all Management Stockholders that are Roll-Over Shares, which shares are being repurchased by Holdings by reason of the Management Stockholder's termination of employment for any reason and, to the extent that the number of shares of Common Stock that Holdings is obligated to purchase from such Management Stockholders (but for this Section 7) exceeds the Maximum Amount, such shares of Common Stock PRO RATA among such Management Stockholders on the basis of the number of shares of Common Stock held by each of such Management Stockholders that Holdings is obligated or has the right to purchase;

          (b) Second, to the extent that the Maximum Amount is in excess of the amount Holdings purchases pursuant to clause (a) above, the shares of Common Stock of all Management Stockholders whose shares of Common Stock are being purchased by Holdings by reason of termination of employment due to death or Disability and, to the extent that the number of shares of Common Stock that Holdings is obligated to purchase from such Management Stockholders (but for this Section 7) exceeds the Maximum Amount, such shares of Common Stock PRO RATA among such Management Stockholders on the basis of the number of shares of Common Stock held by each of such Management Stockholders that Holdings is obligated or has the right to purchase; and

          (c) Third, to the extent that the Maximum Amount is in excess of the amount Holdings purchases pursuant to clauses (a) and (b) above, the shares of Common Stock of

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     all Management Stockholders whose shares of Common Stock are being purchased by Holdings by reason of termination of employment without Cause or due to Retirement or resignation for Good Reason up to the Maximum Amount and, to the extent that the number of shares of Common Stock that Holdings is obligated to purchase from such Management Stockholders (but for this Section 7) exceeds the Maximum Amount, such shares of Common Stock PRO RATA among such Management Stockholders on the basis of the number of shares of Common Stock held by each of such Management Stockholders that Holdings is obligated or has the right to purchase; and

          (d) Fourth, to the extent the Maximum Amount is in excess of the amounts Holdings purchases pursuant to clauses (a), (b) and (c) above, the shares of Common Stock of all other Management Stockholders whose shares of Common Stock are being purchased by Holdings up to the Maximum Amount and, to the extent that the number of shares of Common Stock that Holdings is obligated to purchase from such Management Stockholders (but for this Section 7) exceeds the Maximum Amount, the shares of Common Stock of such Management Stockholders in such order of priority and in such amounts as the Committee, in its sole discretion, shall in good faith determine to be appropriate under the circumstances.


     Notwithstanding anything to the contrary contained in this Agreement, if Holdings is unable to make any payment when due to any Management Stockholder under this Agreement by reason of this Section 7, Holdings shall issue a note to such Management Stockholder for the amount of such payment, the terms of which note shall be acceptable to the lenders to the Financing Documents and shall not result in a breach or violation of any of the Financing Documents. A note issued to a Management Stockholder by Holdings under this Section 7 shall bear simple interest at the prime rate as published in the WALL STREET JOURNAL on the date such payment is due and owing plus one percent (1%) from the date such payment is due and owing to the date such payment is made and such note will remain outstanding until the earliest practicable date on which Holdings is able to make payment therefor. All payments of interest accrued hereunder shall be paid only at the date of payment by Holdings for the shares of Common Stock being purchased and Options being canceled.

8.   SALES TO THIRD PARTIES.

     8.1. GENERAL. At any time after the fifth anniversary of the Closing Date, a Management Stockholder may sell his or her shares of Common Stock to a third party, provided that such sale is made in compliance with the provisions of Sections 8.2 and 14.4.

     8.2. RIGHT OF FIRST REFUSAL.

          (a) PROCEDURE. If a Management Stockholder who is entitled to sell shares of Common Stock to third parties pursuant to Section 8.1 (the "Offering Stockholder") shall have received a BONA FIDE offer or offers from a third party or parties to purchase any shares of Common Stock, then prior to selling any such shares of Common Stock to such third party or parties such Offering Stockholder shall deliver to Holdings a letter signed by such Offering Stockholder setting forth:

          (i) the name of the third party or parties;

          (ii) the prospective purchase price per share of Common Stock;

          (iii) all material terms and conditions contained in the offer of the third party or parties;

          (iv) the Offering Stockholder's offer (irrevocable by its terms for 60 days following receipt) to sell to Holdings all (but not less than all) of the shares of Common Stock covered by the offer of the third party or parties, for a purchase price per share and on other terms and conditions not less favorable to Holdings than those contained in the offer of the third party or parties (an "Offer"); and

          (v) closing arrangements and a closing date (not less than 60 nor more than 90 days following the date of such letter) for any purchase and sale that may be effected by Holdings.

          (b) EFFECTING SALES. If, upon the expiration of 60 days following receipt by Holdings of the letter described in Section 8.2(a), Holdings shall not have accepted the Offer, the Offering Stockholder may sell to such third party or parties all (but not less than all) of the shares of Common Stock covered by the Offer, for the purchase price and on the other terms and conditions contained in the Offer. If Holdings shall have accepted such Offer, the closing of the purchase and sale pursuant to such acceptance shall take place as set forth in the letter of such Stockholder to Holdings pursuant to subparagraph (v) of Section 8.2(a).

     8.3. INVOLUNTARY TRANSFERS. In the case of any transfer of title or beneficial ownership of shares of Common Stock upon default, foreclosure, forfeit, divorce, court order or otherwise than by a voluntary decision on the part of a Management Stockholder (each, an "Involuntary Transfer"), Holdings shall have the right to purchase such shares pursuant to this Section 8.3. Upon the Involuntary Transfer of any shares of Common Stock, such Management Stockholder shall promptly (but in no event later than two days after such Involuntary Transfer) furnish written notice (the "Notice") to Holdings indicating that the Involuntary Transfer has occurred, specifying the name of the person to whom such shares have been transferred (the "Involuntary Transferee"), giving a detailed description of the circumstances giving rise to, and stating the legal basis for, the Involuntary Transfer. Upon the receipt of the Notice, and for 60 days thereafter, Holdings shall have the right to purchase, and the Involuntary Transferee shall have the obligation to sell, all (but not less than all) of the shares of Common Stock acquired by the

Involuntary Transferee for a purchase price equal to the lesser of (a) the Fair Market Value of such shares of Common Stock as determined pursuant to the Appraisal as of the most recent Appraisal Date prior to the date of the Involuntary Transfer and (b) the amount of the indebtedness or other liability that gave rise to the Involuntary Transfer plus the excess, if any, of the Carrying Value of such shares of Common Stock over the amount of such indebtedness or other liability that gave rise to the Involuntary Transfer.

9.   ELECTION OF DIRECTORS.

     9.1. BOARD MAKE-UP. Each Management Stockholder that holds shares of Common Stock (each, a "Voting Stockholder") agrees that from and after the Closing Date such Voting Stockholder will use his or her best efforts to nominate and elect and will vote all of the shares of Common Stock owned or held of record by him or her to elect and, thereafter from such period, to continue in office each nominee to the Board of Directors of Holdings (the "Board") designated by Odyssey.

     9.2. IRREVOCABLE PROXY. In order to effectuate Section 9.1 and, in addition to and not in lieu of Section 9.1, each Voting Stockholder hereby grants to the Secretary of Holdings an irrevocable proxy solely for the purpose of voting all of the shares of Common Stock of Holdings owned by the grantor of the proxy for the election of directors nominated in accordance with Section 9.1.


10. TERMINATION OF RIGHTS AND OBLIGATIONS UNDER CERTAIN SECTIONS. All rights and obligations pursuant to Sections 1, 2, 3, 4, 5, 6, 8, 9, 12.1 and 14.4 of this Agreement shall terminate upon the earlier of the tenth anniversary of the Closing Date and the closing of a public offering pursuant to a Registration Statement (a "Registration") that covers (together with prior Registrations) (i) not less than 50% of the outstanding shares of Common Stock, on a fully-diluted basis or (ii) shares of Common Stock that, after the closing of such public offering, will be traded on the New York Stock Exchange, the American Stock Exchange or the National Association of Securities Dealers Automated Quotation System.

11. STOCK CERTIFICATE LEGEND. A copy of this Agreement shall be filed with the Secretary of Holdings and kept with the records of Holdings. Each certificate representing shares of Common Stock owned by any Management Stockholder shall bear upon its face the following legends, as appropriate:

          (i) THE SHARES EVIDENCED BY THIS CERTIFICATE HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), AND MAY NOT BE OFFERED, SOLD, ASSIGNED, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF UNLESS AND UNTIL REGISTERED UNDER THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS UNLESS, IN THE OPINION OF COUNSEL TO THE STOCKHOLDER, WHICH COUNSEL MUST BE, AND THE FORM AND SUBSTANCE OF WHICH OPINION ARE, SATISFACTORY TO THE ISSUER, SUCH OFFER, SALE, ASSIGNMENT, PLEDGE, HYPOTHECATION, TRANSFER OR OTHER DISPOSITION IS EXEMPT FROM REGISTRATION OR IS OTHERWISE IN COMPLIANCE WITH THE ACT, SUCH LAWS AND THE MANAGEMENT STOCKHOLDERS' AGREEMENT DATED AS OF DECEMBER 3, 1998 BY AND AMONG TRANSDIGM HOLDING COMPANY, ODYSSEY INVESTMENT PARTNERS FUND, LP AND THOSE EMPLOYEES OF THE COMPANY LISTED ON SCHEDULE A ATTACHED THERETO (THE "MANAGEMENT STOCKHOLDERS' AGREEMENT").

          (ii) THE SHARES OF STOCK REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO RESTRICTIONS ON TRANSFER AND OTHER CONDITIONS, AS SPECIFIED IN THE MANAGEMENT STOCKHOLDERS' AGREEMENT, COPIES OF WHICH ARE ON FILE AT THE OFFICE OF THE ISSUER AND WILL BE FURNISHED WITHOUT CHARGE TO THE HOLDER OF SUCH SHARES UPON WRITTEN REQUEST.

          (iii) THE COMPANY WILL FURNISH WITHOUT CHARGE TO EACH STOCKHOLDER WHO SO REQUESTS THE POWERS, DESIGNATIONS, PREFERENCES AND RELATIVE,

               PARTICIPATING, OPTIONAL AND OTHER SPECIAL RIGHTS OF EACH CLASS OR SERIES OF SHARES AUTHORIZED TO BE ISSUED AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND OR RIGHTS."

In addition, certificates representing shares of Common Stock owned by residents of certain states shall bear any legends required by the laws of such states.

     All Stockholders shall be bound by the requirements of such legends. Upon a Registration that covers any shares of Common Stock held by a Management Stockholder, the certificate representing such registered shares shall be replaced, at the expense of Holdings, with certificates not bearing the legends required by Sections 10(i) and 10(ii).

12.  COVENANTS; REPRESENTATION AND WARRANTIES.

     12.1. NEW MANAGEMENT STOCKHOLDERS. Each of the Stockholders hereby agrees that any employee of Holdings or TransDigm who after the date of this Agreement is offered shares of any class of Common Stock or holds stock options to purchase shares of Common Stock shall, as a condition precedent to the acquisition of such shares of Common Stock or the grant of such options, (i) become a party to this Agreement by executing the same and (ii) if such employee is a resident of a state with a community property system, cause his or her spouse to execute a Spousal Waiver in form and substance satisfactory to the Committee and deliver such Agreement and Spousal Waiver, if applicable, to Holdings at its address specified in Section 20 hereof. Upon such execution and delivery, such employee shall be a Management Stockholder for all purposes of this Agreement.

     12.2. NO OTHER ARRANGEMENTS OR AGREEMENTS. Each Management Stockholder hereby represents and warrants to each other Stockholder that, except for (i) any written employment agreement between such Management Stockholder and Holdings, (ii) any Option Agreement between such Management Stockholder and Holdings, (iii) the Merger Agreement or
(iv) the [LLC Agreement], each as amended from time to time, he or she has not entered into or agreed to be bound by any other arrangements or agreements of any kind with any other party with respect to the shares of Common Stock, including, but not limited to, arrangements or agreements with respect to the acquisition, disposition or voting of shares of Common Stock or any interest therein (whether or not such arrangements and agreements are with Holdings, TransDigm, other Stockholders or holders of Common Stock that are not parties to this Agreement). Each Management Stockholder agrees that, except as disclosed above, he or she will not enter into any such other arrangements or agreements as he has represented and warranted to above with any other party as long as any of the terms of this Agreement remain in effect, except for any such agreement with Holdings or TransDigm entered into in connection with the grant of any stock options or restricted stock pursuant to the 1994 Plan, the 1998 Plan or any other equity incentive plan of Holdings, TransDigm or any of their subsidiaries.

13. AMENDMENT AND MODIFICATION. This Agreement may be amended, modified or supplemented only by written agreement of Holdings, Odyssey and the Majority Management Stockholders. If Holdings, Odyssey and such Majority Management Stockholders shall have so agreed, Holdings shall notify all other Stockholders promptly after such amendment, modification or supplement shall take effect.

14.  PARTIES.

     14.1. ASSIGNMENT BY HOLDINGS. Holdings shall have the right to assign to one or more Permitted Assignees, and/or the right to cause one or more Permitted Assignees to assume, all or any portion of its rights and obligations under Sections 2, 3, 8.2 and 8.3, provided that any such assignment or assumption is accepted by the proposed assignee or assignees. If Holdings has not exercised its right to purchase shares of Common Stock pursuant to any such Sections within 20 days of receipt by Holdings of the letter or notice giving rise to such right (or, in the case of Section 3, the giving of notice by Holdings), then Odyssey shall have the right to require Holdings to assign such right to one or more Permitted Assignees. If such right to purchase is assigned to a Permitted Assignee or Permitted Assignees pursuant to this Section 14.1, such Permitted Assignee or Permitted Assignees shall be deemed to be Holdings for purposes of such purchases under Section 2, 3, 8.2 or 8.3, as the case may be.

     14.2. ASSIGNMENT GENERALLY. The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, legal representatives, successors and assigns; PROVIDED, that Holdings shall not be permitted to assign this Agreement without the consent of Odyssey, and no Management Stockholder shall be permitted to assign any of his or her obligations pursuant to this Agreement without the prior written consent of Odyssey, unless such assignment is in connection with a Transfer explicitly permitted by this Agreement and, prior to such assignment, such assignee complies with the requirements of Section 14.4.

     14.3. TERMINATION. Any party to, or person who is subject to, this Agreement which ceases to own shares of Common Stock or any interest therein shall cease to be a party to, or person who is subject to, this Agreement and thereafter shall have no rights or obligations hereunder; PROVIDED, HOWEVER, that a Transfer of shares of Common Stock not explicitly permitted under this Agreement shall not relieve a Management Stockholder of any of his or her obligations hereunder.

     14.4. AGREEMENTS TO BE BOUND. Notwithstanding anything to the contrary contained in this Agreement, any Transfer of shares by a Management Stockholder shall be permitted under the terms of this Agreement only if the transferee (i) shall agree in writing to be bound by the terms and conditions of this Agreement pursuant to an instrument of assumption reasonably satisfactory in substance and form to Holdings and (ii) shall cause his or her spouse, if any, to execute a Spousal Waiver in form and substance satisfactory to the Committee, if such transferee is an individual who resides in a state with a community property system. Upon the execution of the instrument of assumption by such transferee and, if applicable, the Spousal Waiver by the spouse of such transferee, such transferee shall be deemed to be a Management Stockholder for all purposes of this Agreement, PROVIDED, HOWEVER, that Sections 2.1, 3.1 and 4.1 shall not apply to any transferee who has acquired shares of Common Stock pursuant to Section 8.1.

15. RECAPITALIZATIONS, EXCHANGES, ETC. AFFECTING THE COMMON STOCK. Except as otherwise provided herein, the provisions of this Agreement shall apply to the full extent set forth herein with respect to (a) the shares of Common Stock and
(b) any and all shares of capital stock of Holdings or any successor or assign of Holdings (whether by merger, consolidation, sale of assets or otherwise) which may be issued in respect of, in exchange for, or in substitution for the shares of Common Stock, by reason of any stock dividend, split, reverse split, combination, recapitalization, reclassification, merger, consolidation or otherwise. Except as otherwise provided herein, this Agreement is not intended to confer upon any person, except for the parties hereto, any rights or remedies hereunder.

16. TRANSFER OF COMMON STOCK. If at any time Holdings purchases any shares of Common Stock pursuant to this Agreement, Holdings may pay the purchase price determined under this Agreement for the shares of Common Stock it purchases by wire transfer of funds or company check in the amount of the purchase price, and upon receipt of payment of such purchase price or, pursuant to Section 3.3 or
Section 7, any portion thereof, the selling Management Stockholder shall deliver the certificates representing the number of shares of Common Stock being purchased in a form suitable for transfer, duly endorsed in blank, and free and clear of any lien, claim or encumbrance. Notwithstanding anything in this Agreement to the contrary, Holdings shall not be required to make any payment for shares of Common Stock purchased hereunder until delivery to it of the certificates representing such shares. If Holdings is purchasing less than all the shares of Common Stock represented by a single certificate, Holdings shall deliver to the selling Management Stockholder a certificate for any unpurchased shares of Common Stock.

17. FURTHER ASSURANCES. Each party hereto or person subject hereto shall do and perform or cause to be done and performed all such further acts and things and shall execute and deliver all such other agreements, certificates, instruments and documents as any other party hereto or person subject hereto may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

18. GOVERNING LAW. This Agreement and the rights and obligations of the parties hereunder and the persons subject hereto shall be governed by, and construed and interpreted in accordance with, the laws of the State of Delaware, without giving effect to the choice of law principles thereof.

19. INVALIDITY OF PROVISION. The invalidity or unenforceability of any provision of this Agreement in any jurisdiction shall not affect the validity or enforceability of the remainder of this Agreement in that jurisdiction or the validity or enforceability of this Agreement, including that provision, in any other jurisdiction.

20. NOTICES. All notices, requests, demands, waivers and other communications required or permitted to be given under this Agreement shall be in writing and shall be deemed to have been duly given if (i) delivered personally, (ii) mailed, certified or registered mail with postage pre-paid, (iii) sent by next-day or overnight mail or delivery or (iv) sent by telecopy or telegram, as follows:

          (a)  If to Holdings, to it at:

               TransDigm Holding Company
               26380 Curtiss Wright Parkway
               Richmond Heights, Ohio 44143
               Attention: Corporate Secretary

               with a copy to:

               Odyssey Investment Partners Fund, LP
               280 Park Avenue
               West Tower, 38th Floor
               New York, New York 10017
               Attention: William Hopkins

          (b) If to a Management Stockholder, to him or her at the address listed on the signature page hereto or as such Management Stockholder shall designate to Holdings in writing, with a copy to Odyssey at its address indicated herein.

          (c) If to Odyssey, to it at:

              Odyssey Investment Partners Fund, LP
              280 Park Avenue
              West Tower, 38th Floor
              New York, New York 10017
              Attention: William Hopkins

              with a copy to:

              Latham & Watkins
              885 Third Avenue
              New York, New York 10022
              Attention: Maureen A. Riley, Esq.

or to such other person or address as any party shall specify by notice in writing to Holdings. All such notices, requests, demands, waivers and other communications shall be deemed to have been received (w) if by personal delivery, on the day after such delivery, (x) if by certified or registered mail, on the fifth business day after the mailing thereof, (y) if by next-day or overnight mail or delivery, on the day delivered, (z) if by telecopy or telegram, on the next day following the day on which such telecopy or telegram was sent, provided that a copy is also sent by certified or registered mail.

21. HEADINGS; EXECUTION IN COUNTERPART. The headings and captions contained herein are for convenience only and shall not control or affect the meaning or construction of any provision hereof. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original and which together shall constitute one and the same instrument.

22. EFFECTIVENESS OF VOTING AGREEMENTS. Any provision contained herein which shall be deemed to be a "Voting Trust" or "Voting Agreement" (as provided in Section 218 of the General Corporation Law of the State of Delaware ("Section 218")) shall be effective, pursuant to this Agreement or pursuant to any extension entered into in accordance with Section 218, only for so long a period as provided for in Section 218.

23. ENTIRE AGREEMENT. This Agreement embodies the entire agreement and understanding of the parties hereto in respect of the subject matter contained herein. There are no restrictions, promises, representations, warranties, covenants or undertakings relating to the shares of Common Stock, other than those expressly set forth or referred to herein. This Agreement supersedes all prior agreements and understandings among the parties with respect to such subject matter, and it is the understanding of all parties hereto that any such prior agreement is hereby terminated, null and void as of the Closing Date.

24. INJUNCTIVE RELIEF. The shares of Common Stock cannot readily be purchased or sold in the open market, and for that reason, among others, Holdings, Odyssey and the Management Stockholders will be irreparably damaged in the event this Agreement is not specifically enforced. Each of the parties therefore agrees that in the event of a breach of any provision of this Agreement, the aggrieved party may elect to institute and prosecute proceedings in any court of competent jurisdiction to enforce specific performance or to enjoin the continuing breach of this Agreement. Such remedies shall, however, be cumulative and not exclusive, and shall be in addition to any other remedy which Holdings or the Management Stockholders may have. Each Management Stockholder hereby irrevocably submits to the non-exclusive jurisdiction of the state and federal courts in New York for the purposes of any suit, action or other proceeding arising out of or based upon this Agreement or the subject matter hereof. Each Management Stockholder hereby consents to service of process by mail made in accordance with Section 20.

25. DEFINED TERMS. As used in this Agreement, the following terms shall have the meanings ascribed to them below:

     25.1. AFFILIATE. "Affiliate" shall mean, with respect to any Person, a Person directly or indirectly, through one or more intermediaries, controlling, controlled by, or under common control with, such Person, and with respect to Holdings, also any entity designated by the Board in which Holdings or one of its Affiliates has an interest, and with respect to Odyssey, also any Affiliate of any partner of Odyssey.

     25.2. CARRYING VALUE. "Carrying Value" shall have the meaning set forth in
Section 6.4.

     25.3. CAUSE. The term "Cause," used in connection with the termination of employment of a Management Stockholder, shall mean a termination of such Management Stockholder's employment by Holdings or any of its subsidiaries due to: (i) the continued failure by the Management Stockholder, after written notice from the Board, substantially to perform his or her duties and responsibilities as an officer or employee of Holdings or any of its subsidiaries (other than any such failure resulting from incapacity due to reasonably documented physical or mental illness), or (ii) the engagement by the Management Stockholder in serious misconduct which is material to the performance by the Management Stockholder of his or her duties and obligations for Holdings or any of its subsidiaries, including, without limitation, the disclosure of material secret or confidential information of Holdings or any of its subsidiaries.

     25.4. CHANGE IN CONTROL. "Change in Control" shall mean a change in ownership or control of Holdings effected through a transaction or series of transactions (other than an offering of Holdings' common stock to the general public through a registration statement filed with the Securities and Exchange Commission whereby any "person" or related "group" of "persons" (as such terms are used in Sections 13(d) and 14(d)(2) of the Exchange Act) (other than Holdings, any of its subsidiaries, an employee benefit plan maintained by Holdings or any of its subsidiaries, a Principal Stockholder or a "person" that, prior to such transaction, directly or indirectly controls, is controlled by, or is under common control with, Holdings or a Principal Stockholder) directly or indirectly acquires beneficial ownership (within the meaning of Rule 13d-3 under the Exchange Act) of securities of Holdings possessing more than fifty percent (50%) of the total combined voting power of Holdings' securities outstanding immediately after such acquisition.

     25.5. CLOSING DATE. The "Closing Date" is defined in the Recitals hereto.

     25.6. DISABILITY. The termination of the employment of any Management Stockholder by Holdings or any of its subsidiaries shall be deemed to be by reason of a "Disability" if, as a result of such Management Stockholder's incapacity due to reasonably documented physical or mental illness, such Management Stockholder shall have been unable for more than six months within any 12-month period to perform his or her duties with Holdings or such subsidiary on a full-time basis and within 30 days after written notice of termination has been given to such

Management Stockholder, such Management Stockholder shall not have returned to the full-time performance of his or her duties.

     25.7. EXCHANGE ACT. "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

     25.8. EXERCISABLE OPTIONS. "Exercisable Options" of a Management Stockholder, as of any date of determination, shall mean those Options (or portions thereof ) that are then exercisable Options.

     25.9. FAIR MARKET VALUE. "Fair Market Value" shall have the meaning set forth in Section 6.2.

     25.10. GOOD REASON. The termination of a Management Stockholder's employment with Holdings or any of its subsidiaries shall be for "Good Reason" if such Management Stockholder voluntarily terminates his or her employment with Holdings or a subsidiary as a result of any of the following: (i) a material diminution in such Management Stockholder's title, duties or responsibilities, without his or her prior written consent, (ii) a reduction of such Management Stockholder's aggregate compensation, bonus opportunities, benefits or perquisites, without his or her prior written consent or (iii) the occurrence of a Change in Control, or as otherwise defined in a written agreement between Holdings and such Management Stockholder.

     25.11. INVOLUNTARY TRANSFER. "Involuntary Transfer" shall have the meaning set forth in Section 8.3.

     25.12. MAJORITY MANAGEMENT STOCKHOLDERS. "Majority Management Stockholders" as of any date of determination shall mean those Management Stockholders who then hold 50% or more of the total combined voting power of all shares of Common Stock then held by the Management Stockholders.

     25.13. MERGER; MERGER AGREEMENT. "Merger" shall mean the merger contemplated pursuant to that certain Agreement and Plan of Merger, dated August 3, 1998, entered into by and between Phase II Acquisition Corp. and Holdings, as amended (the "Merger Agreement").

     25.14. PERMITTED ASSIGNEE. A "Permitted Assignee" shall mean, (i) Odyssey and Odyssey Coinvestors, LLC (together the "Odyssey Stockholders"), (ii) any general or limited partner or member of any Odyssey Stockholder (an "Odyssey Partner"), (iii) any corporation, partnership, limited liability company or other entity that is an Affiliate of any Odyssey Stockholder or of any Odyssey Partner (collectively, the "Odyssey Affiliates"), (iv) any managing director, member, general partner, director, limited partner, officer or employee of (a) any Odyssey Stockholder, (b) any Odyssey Partner or (c) any Odyssey Affiliate, or the heirs, executors, administrators, testamentary trustees, legatees or beneficiaries of any of the foregoing Persons referred to in this clause (iv) (collectively, the "Odyssey Associates"), (v) any trust, the beneficiaries of which, or corporation, limited liability company or partnership, the stockholders, members or general or limited partners of which, include only Odyssey Stockholders, Odyssey Partners, Odyssey Affiliates, Odyssey Associates, their spouses or their lineal descendants; and (v) a voting trustee for one or more Odyssey Stockholders, Odyssey Affiliates, Odyssey Partners or Odyssey Associates.

     25.15. PERSON. "Person" shall mean an individual, partnership, corporation, limited liability company, business trust, joint stock company, trust, unincorporated association, joint venture, governmental authority or other entity of whatever nature.

     25.16. PRINCIPAL STOCKHOLDER. "Principal Stockholder" shall mean Odyssey Investment Partners Fund, LP and any of its Permitted Assignees.

     25.17. ROLL-OVER OPTIONS. "Roll-Over Options" shall have the meaning ascribed to such term in the Recitals hereto.

     25.18. ROLL-OVER SHARES. "Roll-Over Shares" shall mean those shares of Common Stock that are acquired by a Management Stockholder upon exercise of a Roll-Over Option.

     25.19. TRANSFER. "Transfer" (or any variation thereof used herein) shall mean any direct or indirect sale, assignment, mortgage, transfer, pledge, hypothecation or other disposal.


                            [signature pages follow]

     IN WITNESS WHEREOF, this Management Stockholders' Agreement has been signed by each of the parties hereto on the date indicated below such party's signature hereto, and shall be effective as of the date first above written.

                                            TRANSDIGM HOLDING COMPANY



                                            By:  /s/ Peter Radekevich
                                                --------------------------------
                                            Title:  Chief Financial Officer

                                            Date: 12/2/98


                                            ODYSSEY INVESTMENT PARTNERS FUND, LP


                                            By: /s/ William Hopkins
                                                --------------------------------
                                            Title:  Managing Principal

                                            Date: 12/2/98

     IN WITNESS WHEREOF, this Management Stockholders' Agreement has been signed by each of the parties hereto on the date indicated below such party's signature hereto, and shall be effective as of the date first above written.

                                              /s/ Douglas Peacock
                                              ----------------------------------
                                              Douglas W. Peacock

                                              Address:   2736 Lake Shore Drive
                                                      --------------------------
                                                            Waco, Texas 76708
                                                      --------------------------



                                              Date: 12/2/98
                                                    -----------

     IN WITNESS WHEREOF, this Management Stockholders' Agreement has been signed by each of the parties hereto on the date indicated below such party's signature hereto, and shall be effective as of the date first above written.

                                                 /s/ Nicholas Howley
                                                 -------------------------------
                                                 W. Nicholas Howley

                                                 Address:   351 New Hudson Rd.
                                                 -------------------------------
                                                 Aurona, OH 44202
                                                 -------------------------------


                                                 Date: 12/2/98
                                                       -----------

     IN WITNESS WHEREOF, this Management Stockholders' Agreement has been signed by each of the parties hereto on the date indicated below such party's signature hereto, and shall be effective as of the date first above written.

                                                 /s/ John D. Peterson, Sr.
                                                 -------------------------------
                                                 John D. Peterson, Sr.

                                                 Address:   3036 Java Rd.
                                                 -------------------------------
                                                 Costa Mesa, CA 92626
                                                 -------------------------------


                                                 Date: 12/2/98
                                                       ------------

     IN WITNESS WHEREOF, this Management Stockholders' Agreement has been signed by each of the parties hereto on the date indicated below such party's signature hereto, and shall be effective as of the date first above written.

                                                 /s/ Robert S. Henderson
                                                 -------------------------------
                                                 Robert S. Henderson

                                                 Address:   9926 TOWNRIDGE DR.
                                                 -------------------------------
                                                 Waco, TX 76712
                                                 -------------------------------


                                                 Date: December 2, 1998
                                                       -------------------

     IN WITNESS WHEREOF, this Management Stockholders' Agreement has been signed by each of the parties hereto on the date indicated below such party's signature hereto, and shall be effective as of the date first above written.

                                                 /s/ Raymond F. Laubenthal
                                                 -------------------------------
                                                 Raymond F. Laubenthal

                                                 Address:   9110 Oackstone Trail
                                                 -------------------------------
                                                 Cleveland, OH 44024
                                                 -------------------------------


                                                 Date: December 2, 1998
                                                       --------------------

     IN WITNESS WHEREOF, this Management Stockholders' Agreement has been signed by each of the parties hereto on the date indicated below such party's signature hereto, and shall be effective as of the date first above written.

                                                 /s/ Peter Radekevich
                                                 -------------------------------
                                                 Peter B. Radekevich

                                                 Address:   407 Riverview
                                                 -------------------------------
                                                 Waco, Texas 76712
                                                 -------------------------------


                                                 Date: 12/2/98
                                                       -------------

     IN WITNESS WHEREOF, this Management Stockholders' Agreement has been signed by each of the parties hereto on the date indicated below such party's signature hereto, and shall be effective as of the date first above written.

                                                 /s/ Albert Rodriguez
                                                 -------------------------------
                                                 Albert J. Rodriguez

                                                 Address:   7220 Sandtree Lane
                                                 -------------------------------
                                                 Mentor, Ohio 44060
                                                 -------------------------------


                                                 Date: 12/2/98
                                                       ------------

     IN WITNESS WHEREOF, this Management Stockholders' Agreement has been signed by each of the parties hereto on the date indicated below such party's signature hereto, and shall be effective as of the date first above written.

                                                 /s/ Bernt Iverson II
                                                 -------------------------------
                                                 Bernt G. Iversen, II

                                                 Address:   17 Davis
                                                 -------------------------------
                                                 Irvine, CA 92620
                                                 -------------------------------


                                                 Date: 12/2/98
                                                       --------------

     IN WITNESS WHEREOF, this Management Stockholders' Agreement has been signed by each of the parties hereto on the date indicated below such party's signature hereto, and shall be effective as of the date first above written.

                                                  /s/ James Skulina
                                                  ------------------------------
                                                  James F. Skulina

                                                  Address:   7736 Ellickston
                                                  ------------------------------
                                                  Mentor, OH 44060
                                                  ------------------------------


                                                 Date: 12/2/98
                                                       -----------

     IN WITNESS WHEREOF, this Management Stockholders' Agreement has been signed by each of the parties hereto on the date indicated below such party's signature hereto, and shall be effective as of the date first above written.

                                                 /s/ Gary W. McMurtrey
                                                 -------------------------------
                                                 Gary W. McMurtrey

                                                 Address:   7694 Chesterbrook
                                                 -------------------------------
                                                 Chesterbrook Rd.
                                                 -------------------------------
                                                 Chesterland, OH 44026
                                                 -------------------------------

                                                 Date: 12/2/98
                                                       ---------------